Page 1 of 6 Fourth Quarter 2014 Questions and Answers Exhibit 99.2

Page 2 of 6 Forward-Looking Statements This release contains forward-looking statements with respect to economic and market conditions, operating costs, shipments and prices. Factors that could affect economic and market conditions, costs, shipments and prices for both North American and European operations include: (a) foreign currency fluctuations and related activities; (b) global product demand, prices and mix (which are influenced by, among other things, the prices of commodities such as oil, iron ore and steel scrap); (c) global and company steel production levels; (d) plant operating performance; (e) natural gas, electricity, raw materials and transportation prices, usage and availability; (f) international trade developments, including court decisions, legislation and agency decisions on petitions and sunset reviews; (g) the impact of fixed prices in energy and raw materials contracts (many of which have terms of one year or longer) as compared to short-term contract and spot prices of steel products; (h) changes in environmental, tax, pension and other laws; (i) the terms of collective bargaining agreements; (j) employee strikes or other labor issues; and (k) U.S. and global economic performance and political developments. Domestic steel shipments and prices could be affected by import levels and actions taken by the U.S. Government and its agencies, including those related to CO2 emissions, climate change and shale gas development. Economic conditions and political factors in Europe that may affect U. S. Steel Europe's results include, but are not limited to: (l) taxation; (m) nationalization; (n) inflation; (o) fiscal instability; (p) political issues; (q) regulatory actions; and (r) quotas, tariffs, and other protectionist measures. We present adjusted net income (loss), adjusted net income (loss) per diluted share, EBITDA, Adjusted EBITDA and net debt, which are non- GAAP measures, as additional measurements to enhance the understanding of our operating performance and facilitate a comparison with that of our competitors. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, cautionary statements identifying important factors, but not necessarily all factors, that could cause actual results to differ materially from those set forth in the forward- looking statements have been included in U. S. Steel’s Annual Report on Form 10-K for the year ended December 31, 2013, and in subsequent filings for U. S. Steel.

Page 3 of 6 1. Is the Carnegie Way just a cost cutting initiative? No - the Carnegie Way transformation is not just a cost cutting initiative. The Carnegie Way transformation is a purposeful and deliberate focus on delivering customer solutions that reward our stockholders through superior performance with the best talent available. While there has been and will be sustainable cost improvements through process efficiency and investments in reliability centered maintenance, the focus of the Carnegie Way is not just cost cutting. The Carnegie Way focuses on our strengths and where we can create the most value for our stockholders and best serve our customers. If we find we cannot implement changes to our current operating and business practices that create value for our customers which then delivers value to our stockholders, we will exit those underperforming areas of our business. We believe opportunities are greatest where we make money for our stockholders and our customers. When we deliver value for them, we can afford great jobs and benefits for our employees and the communities where we do business. 2. What are the sustainable benefits to U. S. Steel from the Carnegie Way transformation and how much additional upside remains? We are still in the early stages of a multi-year transformation and continue to implement new projects on an ongoing basis. As of the end of the fourth quarter of 2014 we implemented projects that had a favorable impact on operating income in 2014 of $575 million compared with 2013. Realizing the full year impact of projects implemented at various points throughout 2014 will provide an additional $150 million of operating income benefits for 2015 versus 2014. 3. U. S. Steel has mentioned that there is increased focus on earning economic profit. What is the definition of economic profit? The term profit typically refers to any positive income for a business enterprise. Economic profit is a higher threshold that refers to income in excess of an enterprise’s weighted average cost of capital, which includes the cost of equity in addition to the cost of debt. Economic profit is true value creation as it provides stockholder returns above and beyond the weighted average cost of capital. 4. Why is U. S. Steel moving to annual guidance? We are introducing quantitative annual earnings guidance for 2015 to better align with our Carnegie Way transformation. Carnegie Way is focused on value creation from sustained improvement in earnings power throughout the business cycle and to achieve our ultimate goal of delivering economic profit. A short-term, quarter-to-quarter mentality is contrary to the foundations of our multi-year Carnegie Way journey. By guiding long-term we can provide all of our stakeholders with a more informed view of our earnings potential.

Page 4 of 6 5. Does the current oil price environment change your tubular market strategy? Our market strategy in the tubular segment remains the same. We will continue to work closely with our distributors and customers to meet their tubular needs while continuing our development of a full suite of premium and semi-premium connections. Our relationships with customers remain strong and support on-going development which will allow us to be prepared when market conditions improve. 6. What are the pros and cons of low oil prices for U. S. Steel? Low energy prices are negatively impacting some of our customers in North America. U.S. drillers are dropping rig counts in an attempt to balance drilling budgets. Subsequently, distributors are scaling back purchases as they align inventories with lower future demand projections. There are also energy oriented hot rolled customers in our flat-rolled segment who are scaling back purchases as they also align order rates and inventories with lower future demand projections. The positive side of the story relates to lower energy prices potentially translating to higher consumer spending. This could directly benefit our flat-rolled segment, which supplies major consumer spending-related industries, such as automotive, appliances, and containers & packaging. Lower oil prices also positively impact energy and fuel costs for our manufacturing and mining operations, respectively. 7. Are iron ore and coal levels at the plants adequate to withstand a winter similar to last year? U. S. Steel has taken precautionary steps over the past few months to ensure that our facilities are adequately prepared for another harsh winter. Last year, the seasonal lockdown of the SOO locks, connecting Lake Superior to Lake Huron, was closed for double the normal winter length of time. As a result, U. S. Steel had to curtail operations due to a shortage of raw materials. In response, we have met our target of placing additional materials on the ground at our mills ahead of the scheduled January 15th SOO locks closure. 8. How is U. S. Steel responding to the threat from aluminum in the auto industry? We are focused on providing value-added solutions for our automotive customers. The continuing development of advanced high strength steels (AHSS), particularly those grades commonly referred to as Generation 1 Plus and Generation 3 AHSS, will enable us to continue to provide our automotive customers with a steel intensive total vehicle solution that will enable them to meet the increasing CAFÉ and safety standards for future vehicles at a very attractive and competitive value proposition compared with potential alternative materials.

Page 5 of 6 9. What can we expect to see regarding Reliability Centered Maintenance in its first year? We are in the beginning stages of a multi-year implementation plan of Reliability Centered Maintenance (RCM) at our facilities. We are deploying dedicated resources and RCM principles to all U. S. Steel facilities. The deployment in its first year will entail multiple months of training of our employees as well as the beginning phases of RCM process implementation into our facilities. The RCM process is intended to improve reliability of our facilities, which will in turn improve safety, quality, and service to our customers. 10. What is U. S. Steel’s approach to trade cases and how do you determine if one should be filed? The process by which we consider whether to file a potential trade case is complex and constant, informed by the requirements set forth in the Tariff Act of 1930, which provides for the right of American industries to petition for relief from imports that are sold in the United States at less than fair value ("dumped") or which benefit from subsidies provided through foreign government programs. Under the law, the U.S. Department of Commerce determines whether the dumping or subsidizing exists and, if so, the margin of dumping or amount of the subsidy; the US International Trade Commissions determines whether there is material injury or threat of material injury to the domestic industry by reason of the dumped or subsidized imports. The law also requires that the petitioners must represent at least 25% of domestic production and 50% of the domestic production produced by that portion of the industry expressing support for the petition. The petition itself requires the disclosure of all relevant economic factors, including the domestic industry's output, sales, market share, employment, and profits. Accordingly, managed by our internal international trade lawyers, a multifaceted, diverse U. S. Steel team continuously: Surveys the relevant markets; Triangulates market intelligence; Assesses market trends and data; Integrates and interprets prevailing legal and political concerns; then, based on a comprehensive review of all factors and considerations, renders an informed, sanguine decision as to the likelihood of success and whether to proceed. 11. The conflict in the Ukraine has been in the news again recently. Has anything changed in USSK’s supply chain for raw materials that should concern investors? We monitor the situation daily and are in constant communications with our suppliers and customers. Our supply of raw materials continues to flow on a normal basis. We have also put several risk mitigation measures into place.

Page 6 of 6 12. How is a stronger dollar impacting U. S. Steel’s results? A stronger U.S. dollar attracts imports to the U.S. market, threatening domestic prices and volumes. In addition, a stronger dollar versus the euro negatively impacts our reported earnings attributable to our European segment. 13. U. S. Steel's stock has been very volatile. Why is this so and what is U. S. Steel doing to reduce cyclicality? The global steel industry is a cyclical industry and steel selling prices tend to fluctuate fairly quickly. Our current cost structure is more fixed and stable than many of our competitors. Additionally, our operating configuration has significant leverage to steel selling price changes to both the upside and the downside resulting in significant earnings volatility on a quarter to quarter basis. The volatility of our earnings is also affected by the consistency and reliability of our operations. The objective of our Carnegie Way transformation is to create a lower and more flexible cost structure and more flexible and reliable operations. While we cannot control or reduce the cyclicality of the global steel industry, we can create a lower cost and more flexible business model that will produce stronger and more consistent earnings across industry cycles.